Exhibit (n)2

Power of Attorney

I, Amit Joshi     (name), of 200 Clarendon Street, Boston, MA     (address), hereby appoint Michael Ewald, Michael Boyle, Jeffrey Hawkins, Michael Treisman, Sally Dornaus, James Goldman and Jessica Yeager as my recognized representatives and true and lawful attorneys-in-fact to sign any and all registration statements of Bain Capital Private Credit (the “Company”), and any amendments or supplements thereto and all instruments necessary or incidental in connection therewith, and to file the same, with all exhibits thereto and other documents in connection therewith, with the U.S. Securities and Exchange Commission (the “SEC”), granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitutes, may lawfully do or cause to be done by virtue hereof.

This is the only power granted by this Power of Attorney. This Power of Attorney applies to all future documents filed with the SEC relating to my service a Trustee of the Company and any amendments thereto. This Power of Attorney is revocable by me at any time. Third parties receiving a duly executed copy, a copy uploaded in text or html format or facsimile of this Power of Attorney may rely upon this Power of Attorney.

Signature:	/s/ Amit Joshi
Name:	Amit Joshi
Title:	Chief Financial Officer
Date:	4/11/2024

Power of Attorney

I, Amy Butte, of 200 Clarendon Street, Boston, MA 02116 hereby appoint Amit Joshi, Michael Ewald, Michael Boyle, Jeffrey Hawkins, Michael Treisman, Sally Dornaus, James Goldman and Jessica Yeager as my recognized representatives and true and lawful attorneys-in-fact to sign any and all registration statements of Bain Capital Private Credit (the “Company”), and any amendments or supplements thereto and all instruments necessary or incidental in connection therewith, and to file the same, with all exhibits thereto and other documents in connection therewith, with the U.S. Securities and Exchange Commission (the “SEC”), granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitutes, may lawfully do or cause to be done by virtue hereof.

This is the only power granted by this Power of Attorney. This Power of Attorney applies to all future documents filed with the SEC relating to my service a Trustee of the Company and any amendments thereto. This Power of Attorney is revocable by me at any time. Third parties receiving a duly executed copy, a copy uploaded in text or html format or facsimile of this Power of Attorney may rely upon this Power of Attorney.

Signature:	/s/ Amy Butte
Name:	Amy Butte
Title:	Trustee
Date:	April 15, 2024

Power of Attorney

I, Clare Richer, of 200 Clarendon Street, Boston, MA 02116 hereby appoint Amit Joshi, Michael Ewald, Michael Boyle, Jeffrey Hawkins, Michael Treisman, Sally Dornaus, James Goldman and Jessica Yeager as my recognized representatives and true and lawful attorneys-in-fact to sign any and all registration statements of Bain Capital Private Credit (the “Company”), and any amendments or supplements thereto and all instruments necessary or incidental in connection therewith, and to file the same, with all exhibits thereto and other documents in connection therewith, with the U.S. Securities and Exchange Commission (the “SEC”), granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitutes, may lawfully do or cause to be done by virtue hereof.

This is the only power granted by this Power of Attorney. This Power of Attorney applies to all future documents filed with the SEC relating to my service a Trustee of the Company and any amendments thereto. This Power of Attorney is revocable by me at any time. Third parties receiving a duly executed copy, a copy uploaded in text or html format or facsimile of this Power of Attorney may rely upon this Power of Attorney.

Signature:	/s/ Clare Richer
Name:	Clare Richer
Title:	Trustee
Date:	April 15, 2024

Power of Attorney

I, David Fubini, of 200 Clarendon Street, Boston, MA 02116 hereby appoint Amit Joshi, Michael Ewald, Michael Boyle, Jeffrey Hawkins, Michael Treisman, Sally Dornaus, James Goldman and Jessica Yeager as my recognized representatives and true and lawful attorneys-in-fact to sign any and all registration statements of Bain Capital Private Credit (the “Company”), and any amendments or supplements thereto and all instruments necessary or incidental in connection therewith, and to file the same, with all exhibits thereto and other documents in connection therewith, with the U.S. Securities and Exchange Commission (the “SEC”), granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitutes, may lawfully do or cause to be done by virtue hereof.

This is the only power granted by this Power of Attorney. This Power of Attorney applies to all future documents filed with the SEC relating to my service a Trustee of the Company and any amendments thereto. This Power of Attorney is revocable by me at any time. Third parties receiving a duly executed copy, a copy uploaded in text or html format or facsimile of this Power of Attorney may rely upon this Power of Attorney.

Signature:	/s/ David Fubini
Name:	David Fubini
Title:	Trustee
Date:	April 15, 2024

Power of Attorney

I, Jay Margolis, of 200 Clarendon Street, Boston, MA 02116 hereby appoint Amit Joshi, Michael Ewald, Michael Boyle, Jeffrey Hawkins, Michael Treisman, Sally Dornaus, James Goldman and Jessica Yeager as my recognized representatives and true and lawful attorneys-in-fact to sign any and all registration statements of Bain Capital Private Credit (the “Company”), and any amendments or supplements thereto and all instruments necessary or incidental in connection therewith, and to file the same, with all exhibits thereto and other documents in connection therewith, with the U.S. Securities and Exchange Commission (the “SEC”), granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitutes, may lawfully do or cause to be done by virtue hereof.

This is the only power granted by this Power of Attorney. This Power of Attorney applies to all future documents filed with the SEC relating to my service a Trustee of the Company and any amendments thereto. This Power of Attorney is revocable by me at any time. Third parties receiving a duly executed copy, a copy uploaded in text or html format or facsimile of this Power of Attorney may rely upon this Power of Attorney.

Signature:	/s/ Jay Margolis
Name:	Jay Margolis
Title:	Trustee
Date:	April 15, 2024

Power of Attorney

I, Jeff Hawkins     (name), of 200 Clarendon Street, Boston, MA     (address), hereby appoint Michael Ewald, Michael Boyle, Amit Joshi, Michael Treisman, Sally Dornaus, James Goldman and Jessica Yeager as my recognized representatives and true and lawful attorneys-in-fact to sign any and all registration statements of Bain Capital Private Credit (the “Company”), and any amendments or supplements thereto and all instruments necessary or incidental in connection therewith, and to file the same, with all exhibits thereto and other documents in connection therewith, with the U.S. Securities and Exchange Commission (the “SEC”), granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitutes, may lawfully do or cause to be done by virtue hereof.

This is the only power granted by this Power of Attorney. This Power of Attorney applies to all future documents filed with the SEC relating to my service a Trustee of the Company and any amendments thereto. This Power of Attorney is revocable by me at any time. Third parties receiving a duly executed copy, a copy uploaded in text or html format or facsimile of this Power of Attorney may rely upon this Power of Attorney.

Signature:	/s/ Jeff Hawkins
Name:	Jeff Hawkins
Title:	Director
Date:	4/11/2024

Power of Attorney

I, Michael Boyle     (name), of 200 Clarendon Street, Boston, MA     (address), hereby appoint Michael Ewald, Amit Joshi, Jeffrey Hawkins, Michael Treisman, Sally Dornaus, James Goldman and Jessica Yeager as my recognized representatives and true and lawful attorneys-in-fact to sign any and all registration statements of Bain Capital Private Credit (the “Company”), and any amendments or supplements thereto and all instruments necessary or incidental in connection therewith, and to file the same, with all exhibits thereto and other documents in connection therewith, with the U.S. Securities and Exchange Commission (the “SEC”), granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitutes, may lawfully do or cause to be done by virtue hereof.

This is the only power granted by this Power of Attorney. This Power of Attorney applies to all future documents filed with the SEC relating to my service a Trustee of the Company and any amendments thereto. This Power of Attorney is revocable by me at any time. Third parties receiving a duly executed copy, a copy uploaded in text or html format or facsimile of this Power of Attorney may rely upon this Power of Attorney.

Signature:	/s/ Michael Boyle
Name:	Michael Boyle
Title:	President
Date:	4/11/2024

Power of Attorney

I, Michael Ewald     (name), of 200 Clarendon Street, Boston, MA     (address), hereby appoint Amit Joshi, Michael Boyle, Jeffrey Hawkins, Michael Treisman, Sally Dornaus, James Goldman and Jessica Yeager as my recognized representatives and true and lawful attorneys-in-fact to sign any and all registration statements of Bain Capital Private Credit (the “Company”), and any amendments or supplements thereto and all instruments necessary or incidental in connection therewith, and to file the same, with all exhibits thereto and other documents in connection therewith, with the U.S. Securities and Exchange Commission (the “SEC”), granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitutes, may lawfully do or cause to be done by virtue hereof.

This is the only power granted by this Power of Attorney. This Power of Attorney applies to all future documents filed with the SEC relating to my service a Trustee of the Company and any amendments thereto. This Power of Attorney is revocable by me at any time. Third parties receiving a duly executed copy, a copy uploaded in text or html format or facsimile of this Power of Attorney may rely upon this Power of Attorney.

Signature:	/s/ Michael Ewald
Name:	Michael Ewald
Title:	Chief Executive Officer
Date:	4/10/2024

Power of Attorney

I, Tom Hough, of 200 Clarendon Street, Boston, MA 02116 hereby appoint Amit Joshi, Michael Ewald, Michael Boyle, Jeffrey Hawkins, Michael Treisman, Sally Dornaus, James Goldman and Jessica Yeager as my recognized representatives and true and lawful attorneys-in-fact to sign any and all registration statements of Bain Capital Private Credit (the “Company”), and any amendments or supplements thereto and all instruments necessary or incidental in connection therewith, and to file the same, with all exhibits thereto and other documents in connection therewith, with the U.S. Securities and Exchange Commission (the “SEC”), granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitutes, may lawfully do or cause to be done by virtue hereof.

This is the only power granted by this Power of Attorney. This Power of Attorney applies to all future documents filed with the SEC relating to my service a Trustee of the Company and any amendments thereto. This Power of Attorney is revocable by me at any time. Third parties receiving a duly executed copy, a copy uploaded in text or html format or facsimile of this Power of Attorney may rely upon this Power of Attorney.

Signature:	/s/ Tom Hough
Name:	Tom Hough
Title:	Trustee
Date:	April 15, 2024